UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 20, 2012 (July 19, 2012)

DGSE COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	1-11048	88-0097334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11311 Reeder Rd.
Dallas, Texas 75229
(Address of Principal Executive Offices) (Zip Code)

(972) 484-3662
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On July 19, 2012, DGSE Companies, Inc., a Nevada corporation (the “Registrant”), entered into that certain Loan Agreement, dated July 19, 2012 (the “Loan Agreement”), by and between the Registrant and NTR Metals, LLC, a Texas limited liability company (“NTR”), in form attached hereto as Exhibit 10.1. Pursuant to the terms of the Loan Agreement, NTR has agreed to provide to Registrant a guidance line of revolving credit in an amount up to US$7,500,000.

The Loan Agreement provides that the Loan Agreement will terminate—and all amounts outstanding thereunder will be due and payable (such amounts, the “Obligations”)—upon the earlier of (i) August 1, 2014, (ii) the date that is twelve months after the Registrant receives notice from NTR demanding the repayment of the Obligations, (iii) the date the Obligations are accelerated in accordance with the terms of the Loan Agreement or (iv) the date on which the commitment terminates under the Loan Agreement. In connection with the Loan Agreement, the Registrant and its subsidiaries entered into that certain Guaranty and Security Agreement, dated July 19, 2012, by and among the Registrant, its subsidiaries and NTR, in form attached hereto as Exhibit 10.2, whereby (i) the Registrant granted a security interest in all of its personal property and (ii) each of the Registrant’s subsidiaries granted a security interest in the respective personal property of each such subsidiary. Also on July 19, 2012, in connection with the Loan Agreement, the Registrant delivered that certain Revolving Credit Note, dated July 19, 2012, in form attached hereto as Exhibit 10.3, evidencing the indebtedness incurred pursuant to the Loan Agreement. The Note carries an interest rate of two percent (2%) per annum for all funds borrowed pursuant to the Loan Agreement. Interest as it accrues on the outstanding principal balance is due and payable on the last business day of each September, December, March and June, beginning September 28, 2012.

Proceeds received by the Registrant pursuant to the terms of the Loan Agreement are to be used for (i) repayment of outstanding financial obligations incurred in connection with that certain Loan Agreement, dated as of December 22, 2005, between the Registrant and Texas Capital Bank, N.A. (“Texas Capital Bank”), in the form attached hereto as Exhibit 10.4, as amended and incorporated herein by reference (the “TCB Loan Agreement”) and (ii) working capital in the ordinary course of business.

Item 1.02	Termination of a Material Definitive Agreement

On July 19, 2012, the Registrant directed repayment of the total outstanding balance related to the TCB Loan Agreement. The repayment of the balance outstanding pursuant to the Loan Agreement constitutes complete satisfaction of the obligations of the Registrant to Texas Capital Bank.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference.

Item 8.01	Other Events

On July 20, 2012, the Registrant issued the press release filed as Exhibit 99.1, which is incorporated by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description
10.1	Form of Loan Agreement, dated July 19, 2012, by and between the Registrant and NTR
10.2	Form of Guaranty and Security Agreement, dated July 19, 2012, by and between the Registrant, as borrower, DGSE Corporation, U.S. Bullion Exchange, SBT, Inc., Superior Galleries, Inc., Charleston Gold & Diamond Exchange, Inc., DGSE Bullion Express, LLC, as guarantors, and NTR
10.3	Form of Promissory Note, dated July 19, 2012, granted in favor of NTR by the Registrant, as maker
10.4	Loan Agreement, dated as of December 22, 2005, by and between DGSE Companies, Inc. and Texas Capital Bank, N.A. (previously filed as Exhibit 10.1 to the Current Report on Form 8-K/A, as filed by the Registrant with the Securities Exchange Commission on August 17, 2006)

EXHIBITS

Exhibit No.	Description
10.1	Form of Loan Agreement, dated July 19, 2012, by and between the Registrant and NTR
10.2	Form of Guaranty and Security Agreement, dated July 19, 2012, by and between the Registrant, as borrower, DGSE Corporation, U.S. Bullion Exchange, SBT, Inc., Superior Galleries, Inc., Charleston Gold & Diamond Exchange, Inc., DGSE Bullion Express, LLC, as guarantors, and NTR
10.3	Form of Promissory Note, dated July 19, 2012, granted in favor of NTR by the Registrant, as maker
10.4	Loan Agreement, dated as of December 22, 2005, by and between DGSE Companies, Inc. and Texas Capital Bank, N.A. (previously filed as Exhibit 10.1 to the Current Report on Form 8-K/A, as filed by the Registrant with the Securities Exchange Commission on August 17, 2006)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DGSE COMPANIES, INC.

Date: July 20, 2012	By:	/s/ William H. Oyster
William H. Oyster
President and Chief Executive Officer